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                                                                   EXHIBIT 10.13

                                AMENDMENT TO THE
                   REINSURANCE GROUP OF AMERICA, INCORPORATED
                               FLEXIBLE STOCK PLAN

                 AS AMENDED AND RESTATED EFFECTIVE JULY 1, 1998

      WHEREAS, Reinsurance Group of America, Incorporated (the "Company") established the Reinsurance Group of America, Incorporated Flexible Stock Plan (the "Plan") to enhance the ability of the Company to reward and provide stock based incentives to its key employees; and

      WHEREAS, the Company's shareholders previously approved the Plan and an amendment thereto; and

      WHEREAS, on March 15, 2000, the Board of Directors of the Company approved a second amendment to the Plan, subject to shareholder approval, to increase the total number of shares authorized for issuance under the Plan by 1,500,000 shares.

      NOW, THEREFORE, the Company hereby amends the Plan as follows:

      1. Effective upon the date of approval of this amendment by the Company's shareholders, Section 3.1 of the Plan is amended in its entirety to read as follows:

            3.1 Number of Shares. The number of Shares which may be issued or sold or for which Options, SARs or Performance Shares may be granted under the Plan shall be 3,486,564 Shares. Such number of Shares shall increase annually, effective as of the first day of each Fiscal Year, commencing with the Fiscal Year beginning in 2001, by the number of Shares equal to 5% of the number of Shares allocated to this Plan as of the first day of such Fiscal Year. Such Shares may be authorized but unissued Shares, Shares held in the treasury, or both.

      2. Capitalized terms used herein shall have the same meanings ascribed to them in the Plan.

      IN WITNESS WHEREOF, Reinsurance Group of America, Incorporated hereby adopts the foregoing amendment this 16th day of March, 2000.

                    REINSURANCE GROUP OF AMERICA, INCORPORATED


                    By: /s/ A. Greig Woodring
                        ---------------------
                        A. Greig Woodring, President and Chief Executive Officer

WLH:mef/Amendment to Flexible Stock Plan 31600/RGA